UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 8, 2010

SSGI, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

333-160700 (Commission File Number)	91-1930691 (IRS Employer Identification No.)

8120 Belvedere Road, Suite 4, West Palm Beach, Florida 33411
(Address of principal executive offices, including zip code)

(561) 333-3600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 9, 2010, Mr. Mark S. Feldmesser resigned from the Board of Directors of SSGI, Inc., effective April 8, 2010.

Mr. Feldmesser provided a letter of resignation which is attached as Exhibit 17.1.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits:

17.1	Mark S. Feldmesser Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2010	SSGI, INC.
(Registrant)

/s/ RYAN SEDDON
Ryan Seddon
Chief Executive Officer and President
(Principal Executive Officer)